UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2023

ENERGOUS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36379	46-1318953
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3590 North First Street, Suite 210

San Jose, California 95134

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (408) 963-0200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	WATT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officer.

Energous Corporation (the “Company”) previously filed a Form 8-K with the Securities and Exchange Commission on July 20, 2023 to report that William Mannina had resigned from his position as the Company’s Acting Chief Financial Officer, effective August 16, 2023 (the “Separation Date”).

In connection with his resignation, on July 28, 2023 the Company and Mr. Mannina entered into a letter agreement (the “Mannina Separation Agreement”), pursuant to which Mr. Mannina will receive his base salary and continued standard benefits until the Separation Date. In addition, in exchange for Mr. Mannina’s general release and waiver of claims and covenant not to sue the Company, Mr. Mannina will receive: (i) cash severance payments equivalent to his base salary on the Separation Date for nine months following the Separation Date in the form of salary continuation payments, payable in accordance with the Company’s standard payroll practices and (ii) premium payments for continued healthcare coverage for nine months following the Separation Date. Mr. Mannina’s unvested restricted stock units will continue to vest through August 16, 2023.

The foregoing is a summary description of the terms and conditions of the Mannina Separation Agreement and is qualified in its entirety by reference to the Mannina Separation Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

10.1	Letter Agreement by and between Energous Corporation and William Mannina dated July 28, 2023.

104	The cover page on this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGOUS CORPORATION

Date: August 1, 2023	By:	/s/ Cesar Johnston
Cesar Johnston
President and Chief Executive Officer